UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014 (March 5, 2014)

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

Victor von Bruns-Strasse 21
CH-8212 Neuhausen am Rheinfall, Switzerland
(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2014 Annual General Meeting of Shareholders of Tyco International Ltd. (the “Company”) was held on March 5, 2014 in Zürich, Switzerland. At the meeting, the holders of 386,570,717 registered shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 16, 2014. The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal No. 1 - Approval of the Annual Report and Financial Statements

Proposal No. 1 was a management proposal to approve the annual report, the parent company financial statements of Tyco International Ltd and the consolidated financial statements for the fiscal year ended September 27, 2013. This proposal was approved by the requisite vote.

For	Against	Abstain
384,233,975	551,960	1,784,782

Proposal No. 2 - Discharge of the Board of Directors from Liability

Proposal No. 2 was a management proposal to discharge the Board of Directors from liability for the financial year ended September 27, 2013. This proposal was approved by the requisite vote.

For	Against	Abstain
379,809,654	5,150,303	1,610,760

Proposal No. 3 - Election of the Board of Directors

Proposal No. 3 was the election of the Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting.

Name	For	Against	Abstain	Broker Non-Vote
Edward D. Breen	359,658,529	846,836	2,535,053	23,530,299
Herman E. Bulls	361,430,698	381,263	1,228,457	23,530,299
Michael E. Daniels	361,430,253	371,913	1,238,252	23,530,299
Frank M. Drendel	361,593,324	220,253	1,226,841	23,530,299
Brian Duperreault	361,309,269	492,438	1,238,711	23,530,299
Rajiv L. Gupta	360,030,557	590,873	2,418,988	23,530,299
George R. Oliver	360,349,957	652,246	2,038,215	23,530,299
Brendan R. O’Neill	359,157,586	1,200,766	2,682,066	23,530,299
Jürgen Tinggren	361,557,058	261,111	1,222,249	23,530,299
Sandra S. Wijnberg	359,786,313	762,029	2,492,076	23,530,299
R. David Yost	360,864,144	762,372	1,413,902	23,530,299

Proposal No. 4 - Election of Board Chair

Proposal No. 4 was a management proposal to elect Edward D. Breen as the chair of the Board of Directors until the conclusion of the next annual general meeting. This proposal was approved by the requisite vote.

For	Against	Abstain	Broker Non-Vote
357,040,503	4,759,823	1,240,092	23,530,299

Proposal No. 5 - Election of the Members of the Compensation Committee

Proposal No. 5 was the election of the members of the Compensation and Human Resources Committee of the Board of Directors. The following individuals were elected to serve on the Compensation and Human Resources Committee until the conclusion of the next annual general meeting.

Name	For	Against	Abstain	Broker Non-Vote
Rajiv L. Gupta	360,512,605	1,176,129	1,351,684	23,530,299
Sandra S. Wijnberg	359,420,371	2,346,320	1,273,727	23,530,299
R. David Yost	360,921,456	841,131	1,277,831	23,530,299

Proposal No. 6.a - Election of Statutory Auditors (Deloitte AG (Zürich))

Proposal No. 6.a was a management proposal to elect Deloitte AG (Zürich) as statutory auditors until the next annual general meeting. This proposal was approved by the requisite vote.

For	Against	Abstain
384,420,288	891,798	1,258,631

Proposal No. 6.b - Ratification of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)

Proposal No. 6.b was a management proposal to ratify Deloitte & Touche LLP as the independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 26, 2014. This proposal was approved by the requisite vote.

For	Against	Abstain
383,381,788	1,959,930	1,228,999

Proposal No. 6.c - Election of Special Auditors (PricewaterhouseCoopers AG (Zürich))

Proposal No. 6.c was a management proposal to elect PricewaterhouseCoopers AG (Zürich) as special auditors until the next annual general meeting. This proposal was approved by the requisite vote.

For	Against	Abstain
384,150,255	1,175,000	1,245,462

Proposal No. 7 - Election of Independent Proxy

Proposal No. 7 was a management proposal to elect the law firm of Bratschi, Wiederkehr & Buob as the independent proxy to serve until the conclusion of the next annual general meeting. This proposal was approved by the requisite vote.

For	Against	Abstain	Broker Non-Vote
361,585,279	164,331	1,290,808	23,530,299

Proposal No. 8 - Allocation of Fiscal Year 2013 Results

Proposal No. 8 was a management proposal to allocate the Company’s income for 2013 on its stand-alone Swiss statutory financial statements to reduce the accumulated deficit. This proposal was approved by the requisite vote.

For	Against	Abstain
384,867,903	288,862	1,413,952

Proposal No. 9 - Payment of an Ordinary Cash Dividend

Proposal No. 9 was a management proposal to pay an ordinary cash dividend of $0.72 per share out of the Company’s “contributed surplus” equity position in four quarterly installments of $0.18 each. This proposal was approved by the requisite vote.

For	Against	Abstain
385,182,971	148,439	1,239,307

Proposal No. 10 - Advisory (Consultative) Vote on Executive Compensation

Proposal No. 10 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

For	Against	Abstain	Broker Non-Vote
354,501,056	3,164,707	5,374,655	23,530,299

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ ANDREA GOODRICH
Andrea Goodrich
Vice-President and Corporate Secretary

Date: March 6, 2014